T. Rowe Price Africa & Middle East Fund

Supplement to Prospectus

Effective immediately, the following information amends the prospectus, dated March 1, 2011, and supersedes the supplement, dated July 5, 2011, for the T. Rowe Price Africa & Middle East Fund.

On page 6, the table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Oliver Bell	Chairman of Investment Advisory Committee	2011	2011

On page 77, the paragraph describing the Investment Advisory Committee for the Africa & Middle East Fund is revised as follows:

Africa & Middle East Fund  Oliver Bell, Chairman, Ulle Adamson, Christopher D. Alderson, Paulina Amieva, Mark C.J. Bickford-Smith, Vitaliy A. Elbert, S. Leigh Innes, Mark J. Lawrence, and Gonzalo Pangaro. Mr. Bell replaced Mr. Alderson as chairman of the committee in October 2011. Mr. Bell joined the Firm in October 2011 and his investment experience dates from 1997. Prior to joining the Firm, Mr. Bell worked for Pictet Asset Management Ltd where he served as an emerging markets research manager (beginning in 1997), a portfolio manager for Africa and Middle East portfolios and other emerging markets strategies (beginning in 2000), and Head of Global Emerging Markets Research (beginning in 2009).

The date of this supplement is October 11, 2011.

C01-043    10/11/11